Exhibit 99.1

SmartRent Reports Fourth Quarter and Full-Year 2022 Results

Delivers 52% Increase in Revenue and Continues to Drive Margin Improvement

Scottsdale, Ariz., March 8, 2023 – (BUSINESS WIRE) – SmartRent, Inc. (NYSE: SMRT) (“SmartRent” or the “Company”), the leading provider of smart home and property operations solutions for the multifamily industry, today reported financial results for the three months and year ended December 31, 2022. Management is hosting an investor call to discuss results today, March 8, 2023, at 4:30 p.m. Eastern Time.

Financial and Business Highlights for the Fourth Quarter and Full-Year 2022

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Revenue of $40.6 million and $167.8 million for Q4 and full year, respectively, up 17% and 52% year-over-year.
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SaaS Revenue of $8.1 million and $27.8 million for Q4 and full year, respectively, up 205% and 251% year-over-year.
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Net Loss of $(21.4) million and $(96.3) million for Q4 and full year, respectively, down 18% and up 34% year-over-year.
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Adjusted EBITDA of $(14.1) million and $(74.7) million for Q4 and full year, respectively, up 35% and down 34% year-over year.
●
$217.7 million in cash as of December 31, 2022.

Management Commentary

“Our Q4 results close out a year of durable, top-line growth and margin improvement as we delivered record revenue of $167.8 million in 2022, up 52% over last year,” said Lucas Haldeman, CEO of SmartRent. “In addition to our ongoing focus on innovation, we made meaningful strides to optimize our processes and boost operational efficiency. We remain on track to reach intra-quarter profitability on an adjusted EBITDA basis with the substantial organic revenue growth runway that exists."

Fourth Quarter and Full-Year 2022 Results:

Total revenue for the year was $167.8 million, up 52% from $110.6 million in 2021, as top line growth continued. Q4 total revenue, which exhibited similar seasonality in the past two years, was $40.6 million, an increase of 17% from Q4 2021. Full-year SaaS revenue increased to $27.8 million from $7.9 million in 2021, a 251% increase, while Q4 SaaS revenue increased to $8.1 million from $2.6 million in Q4 2021, an increase of 205%. Full-year SaaS ARPU for all products increased 93% from $2.76 in 2021 to $5.32 in 2022.

Gross margins for all three revenue streams improved significantly during the quarter from Q3. Hardware increased from 5% to 15%, professional services improved from (92)% to (81)%, and hosted services increased from 51% to 59%. The combination of the three revenue streams resulted in a total gross margin of 9.7% and a gross profit of $3.9 million, marking the third consecutive quarter of improvements.

R&D, Sales and Marketing, and General and Administrative, decreased individually and in aggregate for the quarter. Total operating expenses for the year were $106 million and Q4 operating expenses were $26 million, a $1.7 million improvement from Q3.

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Adjusted EBITDA was $(75) million for the full year and $(14) million for Q4, a $4 million improvement from Q3. The Company believes the narrowing of our quarterly Adjusted EBITDA loss will continue as revenue growth is sustained, while simultaneously improving gross margins and managing operating expenses.

Total Units Deployed as of the end of the year were 547,196. New units deployed for 2022 were 207,711, an increase of 24% from 2021. New units deployed for Q4 were 42,787, similar to the seasonality we experienced in 2021. Total Bookings during the quarter were $52 million, and Units Booked were 64,439.

The Company ended 2022 with a cash balance of $218 million and deferred revenues increased from $128 million to $140 million quarter-over-quarter.

Financial Outlook

“We believe that 2023 will be another landmark year for SmartRent. By combining sustained top line growth with improved operational and administrative efficiency, we strive to reach profitability on an adjusted EBITDA basis as quickly as possible. We remain focused on improving our processes, enhancing the value we provide and executing on our business plan,” commented Hiroshi Okamoto, Chief Financial Officer of SmartRent.

SmartRent is providing guidance for the first quarter and full year 2023.

First Quarter 2023 Guidance

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Total Revenue of $55 to $58 million
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Adjusted EBITDA of $(12) to $(8) million

Full Year 2023 Guidance

●
Total Revenue of $225 to $250 million
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Adjusted EBITDA of $(25) to $(15) million

The estimates presented above represent a range of possible outcomes and may differ materially from actual results. These estimates exclude the impact of potential acquisitions, capital markets activities, and unforeseen continued challenges with supply chain and logistics. The estimates are forward-looking based on the Company’s current assessment of demand for its product, execution capabilities and market conditions, as well as other risks outlined below under the caption “Forward-Looking Statements.”

Conference Call Information

SmartRent is hosting a conference call today, March 8, 2023 at 4:30p.m. ET to discuss its financial results. To join the call, please register on the Company’s investor relations website here.

A live webcast can be accessed on the Events and Presentations section of SmartRent’s website.

About SmartRent

Founded in 2017, SmartRent, Inc. (NYSE: SMRT) is a leading provider of smart home and smart property solutions for the multifamily industry. The company’s unmatched platform, comprised of smart hardware and cloud-based SaaS solutions, gives operators seamless visibility and control over real estate assets, empowering them to simplify operations, automate workflows, benefit from additional revenue opportunities and deliver exceptional site team and resident experiences. SmartRent serves 15 of the top 20 multifamily owners and operators, and its solutions enable millions of users to live smarter every day. For more information, please visit www.smartrent.com.

Forward-Looking Statements

This press release contains forward-looking statements which address the Company's expected future business and financial performance, and may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will" or similar expressions. Examples of forward-looking statements include, among others, statements regarding the expected financial results, product portfolio enhancements, expansion plans and opportunities and earnings guidance related to financial and operational metrics. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among other things, our ability to: (1) execute our business strategy within the smart home technology industry; (2) expand our products and solutions to meet the demands of the market; (3) meet legal obligations, including laws and regulations related to security and privacy; (4) prevent unauthorized or inadvertent access to our information technology systems and customer or resident data; (5) successfully manage the competitiveness of our market and pricing levels of our competitors; (6) hire, retain, manage and motivate employees, including key personnel; (7) successfully manage and ensure that our suppliers produce or obtain quality products and services on a timely basis or in sufficient quantity; (8) successfully manage interruptions to, or other problems with, our website and interactive user interface, information technology systems, manufacturing processes or other operations; (9) successfully identify, acquire, and integrate quality acquisition targets; (10) successfully resolve legal proceedings, recall claims, and governmental inquiries; and (11) acquire and protect our intellectual property and acquire or make investments in other businesses, patents, technologies, products or services to grow the business. The forward-looking statements herein represent the judgment of the Company, as of the date of this release, and SmartRent disclaims any intent or obligation to update forward-looking statements. This press release should be read in conjunction with the information included in the Company's other press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand the Company's reported financial results and our business outlook for future periods.

Use of Non-GAAP Financial Measures

In addition to disclosing financial results that are determined in accordance with GAAP, SmartRent also discloses certain non-GAAP financial measures in this press release. These financial measures are not recognized measures under GAAP and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and Adjusted EBITDA are non-GAAP financial measures as defined by SEC rules. These non-GAAP financial measures, as defined below by SmartRent, may be determined or calculated differently by other companies. Reconciliations of these non-GAAP measurements to the most directly comparable GAAP financial measurements have been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliations.

SmartRent is not providing a quantitative reconciliation of Adjusted EBITDA included in its 2023 financial outlook above, in reliance on the "unreasonable efforts" exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense. In this regard, SmartRent is unable to provide a reconciliation of forward-looking Adjusted EBITDA to GAAP net income, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Due to the uncertainty of estimates and assumptions used in preparing forward-looking non-GAAP measures, SmartRent cautions investors that actual results could differ materially from these non-GAAP financial projections.

As detailed in the reconciliations, the GAAP measure most directly comparable to EBITDA and Adjusted EBITDA is net income or loss. EBITDA and Adjusted EBITDA are not used as measures of SmartRent’s liquidity and should not be considered alternatives to net income or loss or any other measure of financial performance presented in accordance with GAAP.

SmartRent’s management uses EBITDA and Adjusted EBITDA in a number of ways to assess the Company’s financial and operating performance and believes that these measures provide useful information to investors regarding financial and business trends related to SmartRent’s results of operations. EBITDA and Adjusted EBITDA are also used to identify certain expenses and make decisions designed to help SmartRent meet its current financial goals and optimize its financial performance, while neutralizing the impact of expenses included in its operating results which could otherwise mask underlying trends in its business. SmartRent’s management believes that investors are provided with a more meaningful understanding of SmartRent’s ongoing operating performance when non-GAAP financial information is viewed with GAAP financial information.

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Operating Metrics Defined

SmartRent regularly monitors several operating and financial metrics including the following non-GAAP financial measures which the Company believes are key measures of its growth, to evaluate its operating performance, identify trends affecting its business, formulate business plans, measure its progress, and make strategic decisions. The Company’s Key Operating Metrics may not provide accurate predictions of future GAAP financial results.

Units Deployed is defined as the aggregate number of SmartHubs that have been installed (also including customer self-installations) as of a stated measurement date. The Company uses this operating metric to assess the general health and trajectory of its business growth.

New Units Deployed is defined as the aggregate number of SmartHubs that have been installed (also including customer self-installations) during a stated measurement period. The Company uses this operating metric to assess the general health and trajectory of its business growth.

Units Booked is defined as the aggregate number of SmartHubs associated with binding orders executed during a stated measurement period. The Company utilizes the concept of Units Booked to measure estimated near-term resource demand and the resulting approximate range of post-delivery revenue that it will earn and record. Units Booked represent binding orders only and accordingly are a subset of Committed Units.

Annual Recurring Revenue (“ARR”) is defined as the annualized value of our recurring SaaS revenue earned in the current quarter.

EBITDA and Adjusted EBITDA: We define EBITDA as net income or loss computed in accordance with GAAP before the following items: interest expense, income tax expense and depreciation and amortization. We define Adjusted EBITDA as EBITDA reduced by stock-based compensation expense, non-employee warrant expense, warranty provisions for battery deficiencies, asset impairment, loss on extinguishment of debt, change in fair value of derivatives, unrealized gains and losses in currency exchange rates, non-recurring expenses in connection with acquisitions and other expenses caused by non-recurring, or unusual, events that are not indicative of our ongoing business. Management uses EBITDA and Adjusted EBITDA to identify controllable expenses and make decisions designed to help us meet our current financial goals and optimize our financial performance, while neutralizing the impact of expenses included in our operating results which could otherwise mask underlying trends in our business.

SMARTRENT, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands, except per share amounts)

	Years Ended December 31,
	2022	2021
Revenue
Hardware	$ 87,372	$ 69,629
Professional services	32,301	22,732
Hosted services	48,148	18,276
Total revenue	167,821	110,637

Cost of revenue
Hardware	83,289	70,448
Professional services	59,547	38,189
Hosted services	23,637	12,073
Total cost of revenue	166,473	120,710

Operating expense
Research and development	29,422	21,572
Sales and marketing	20,872	14,017
General and administrative	55,305	25,990
Total operating expense	105,599	61,579

Loss from operations	(104,251)	(71,652)

Interest income (expense), net	1,946	(249)
Other income, net	595	55
Loss before income taxes	(101,710)	(71,846)

Income tax benefit (expense)	5,388	(115)
Net loss	(96,322)	(71,961)
Other comprehensive loss
Foreign currency translation adjustment	(185)	(226)
Comprehensive loss	$ (96,507)	$ (72,187)
Net loss per common share
Basic and diluted	$ (0.49)	$ (0.96)
Weighted-average number of shares used in computing net loss per share
Basic and diluted	195,575	74,721

SMARTRENT, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	December 31, 2022	December 31, 2021
ASSETS
Current assets
Cash and cash equivalents	$ 210,409	$ 430,841
Restricted cash, current portion	7,057	1,268
Accounts receivable, net	62,442	45,486
Inventory	75,725	33,208
Deferred cost of revenue, current portion	13,541	7,835
Prepaid expenses and other current assets	9,182	17,369
Total current assets	378,356	536,007
Property and equipment, net	2,069	1,874
Deferred cost of revenue	22,508	18,334
Goodwill	117,268	12,666
Intangible assets, net	31,123	3,590
Other long-term assets	9,521	7,212
Total assets	$ 560,845	$ 579,683

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$ 18,360	$ 6,149
Accrued expenses and other current liabilities	34,396	22,234
Deferred revenue, current portion	80,020	42,185
Total current liabilities	132,776	70,568
Deferred revenue	59,928	53,412
Other long-term liabilities	3,941	6,201
Total liabilities	196,645	130,181

Commitments and contingencies (Note 12)
Convertible preferred stock, $0.0001 par value; 50,000 shares authorized as of December 31, 2022 and December 31, 2021; no shares of preferred stock issued and outstanding as of December 31, 2022 and December 31, 2021	-	-

Stockholders' equity
Common stock, $0.0001 par value; 500,000 shares authorized as of December 31, 2022 and December 31, 2021, respectively; 198,525 and 193,864 shares issued and outstanding as of December 31, 2022 and December 31, 2021	20	19
Additional paid-in capital	615,281	604,077
Accumulated deficit	(250,925)	(154,603)
Accumulated other comprehensive (loss) income	(176)	9
Total stockholders' equity	364,200	449,502
Total liabilities, convertible preferred stock and stockholders' equity	$ 560,845	$ 579,683

SMARTRENT, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Years Ended December 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (96,322)	$ (71,961)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization	4,262	463
Amortization of debt discount	-	14
Asset Impairment	4,441	-
Non-employee warrant expense	289	931
Provision for warranty expense	(784)	7,634
Loss on extinguishment of debt	-	27
Non-cash lease expense	1,405	621
Stock-based compensation related to acquisition	811	812
Stock-based compensation	12,905	7,319
Compensation expense related to acquisition	5,042	-
Change in fair value of earnout related to acquisition	310	-
Deferred tax benefit	(5,720)	-
Non-cash interest expense	107	11
Provision for excess and obsolete inventory	117	(39)
Provision for doubtful accounts	242	226
Change in operating assets and liabilities
Accounts receivable	(15,943)	(23,969)
Inventory	(42,811)	(15,778)
Deferred cost of revenue	(9,880)	(9,315)
Prepaid expenses and other assets	2,366	(11,284)
Accounts payable	12,446	3,811
Accrued expenses and other liabilities	3,243	1,605
Deferred revenue	43,691	38,945
Lease liabilities	(1,254)	(449)
Net cash used in operating activities	(81,037)	(70,376)
CASH FLOWS FROM INVESTING ACTIVITIES
Payments for SightPlan acquisition, net of cash acquired	(129,676)	-
Payments for iQuue acquisition, net of cash acquired	-	(5,902)
Purchase of property and equipment	(1,113)	(1,471)
Payment for loan receivable	-	(2,000)
Net cash used in investing activities	(130,789)	(9,373)
CASH FLOWS FROM FINANCING ACTIVITIES
Payments on term loan	-	(4,861)
Payments of senior revolving facility transaction costs	-	(658)
Proceeds from warrant exercise	3	5
Proceeds from options exercise	186	-
Proceeds from ESPP purchases	1,125	-
Taxes paid related to net share settlements of stock-based compensation awards	(4,045)	-
Convertible preferred stock issued	-	35,000
Payments of convertible stock transaction costs	-	(207)
Proceeds from business combination and private offering	-	500,628
Payments for business combination and private offering transaction costs	(70)	(55,981)
Net cash (used in) provided by financing activities	(2,801)	473,926
Effect of exchange rate changes on cash and cash equivalents	(264)	(191)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(214,891)	393,986
Cash, cash equivalents, and restricted cash - beginning of period	432,604	38,618
Cash, cash equivalents, and restricted cash - end of period	$ 217,713	$ 432,604

Reconciliation of cash, cash equivalents, and restricted cash to the consolidated balance sheets
Cash and cash equivalents	$ 210,409	$ 430,841
Restricted cash, current portion	7,057	1,268
Restricted cash, included in other long-term assets	247	495
Total cash, cash equivalents, and restricted cash	$ 217,713	$ 432,604

	Years Ended December 31,
(amounts in thousands)	2022	2021
Net loss	$ (96,322)	$ (71,961)
Interest (income) expense, net	(1,946)	249
Provision for income taxes	(5,388)	115
Depreciation and amortization	4,262	463
EBITDA	(99,394)	(71,134)
Stock-based compensation	13,716	8,131
Non-employee warrant expense	289	931
Compensation expense in connection with acquisitions	5,042	-
Other non-recurring acquisition expenses	1,197	-
Asset impairment	4,441
Loss on extinguishment of debt	-	27
Loss on warranty provision	-	6,430
Adjusted EBITDA	$ (74,709)	$ (55,615)

Investor Contact

Annalise Lasater – VP, Investor Relations

investors@smartrent.com

Media Contact

Amanda Chavez – Director, Corporate Communications

media@smartrent.com